UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 30, 2019

 _______________________________________
 Entegris, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

001-32598	41-1941551
(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road, Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
 _______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On April 30, 2019, Entegris, Inc. (the "Company") held its 2019 Annual Meeting of Stockholders (the "Annual Meeting"). As of March 8, 2019, the record date for the Annual Meeting, there were 135,513,636 shares of the Company's Common Stock issued and outstanding and entitled to vote on the matters presented at the Annual Meeting. Holders of 126,061,182 shares of the Company's Common Stock, or 93.02% of the outstanding shares entitled to be cast at the Annual Meeting, which constituted a quorum, were represented at the Annual Meeting in person or by proxy. The following proposals, which were described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 20, 2019, were voted upon and approved at the Annual Meeting:
1. To elect the following eight persons as directors to serve until the 2020 Annual Meeting of Stockholders:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Michael A. Bradley	114,244,292	4,190,372	32,888	7,593,630
R. Nicholas Burns	116,935,491	1,499,143	32,908	7,593,630
James F. Gentilcore	117,848,884	585,758	32,910	7,593,630
James P. Lederer	118,027,010	406,902	33,640	7,593,630
Bertrand Loy	116,864,329	1,570,314	32,909	7,593,630
Paul L.H. Olson	113,826,748	4,607,214	33,590	7,593,630
Azita Saleki-Gerhardt	117,531,673	906,614	29,265	7,593,630
Brian F. Sullivan	114,166,781	4,267,078	33,693	7,593,630
 2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2019:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
122,611,285	3,422,070	27,827
3.    To approve, on an advisory basis, the Company’s Executive Compensation:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
115,765,816	2,638,527	63,209	7,593,630

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: April 30, 2019
By: /s/ Gregory B. Graves
Name: Gregory B. Graves
Title: Executive Vice President and Chief Financial Officer